SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 6, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___           Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Conditions.

On December 6, 2007, we issued a press release announcing revised estimated taxable gain for 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, which we refer to as the Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01.              Regulation FD Disclosure.

On December 6, 2007, we issued a press release announcing revised estimated taxable gain for 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any of our filings under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.              Financial Statements and Exhibits.

(a)         Not applicable
(b)         Not applicable
(c)         Not applicable
(d)         Exhibits

99.1      Press Release issued December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: December 6, 2007	By: /s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

99.1	Press Release issued December 6, 2007.